SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) October 6, 2003

Registrant, State of Incorporation, Address of
Commission File	Principal Executive Offices and Telephone	I.R.S. employer
Number	Number	Identification Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
P.O. Box 10100
(6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
P.O. Box 10100
(6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
Signature
Exhibit Index
EX-99.1 Press Release Issued October 6, 2003
EX-99.1 Complaint Requesting Fast Track Processing

Item 5. Other Events

On October 6, 2003, Nevada Power Company and Sierra Pacific Power Company, wholly-owned subsidiaries of Sierra Pacific Resources, filed a complaint with the United States Federal Energy Regulatory Commission (FERC) to prevent Enron Power Marketing, Inc. (EPMI) from enforcing the termination provisions of certain wholesale electric power transactions involving more than $330 million until FERC has determined whether EPMI complied with applicable tariff provisions and whether it is in the public interest to require payment of the termination payments to EPMI.

A copy of the press release, dated October 6, 2003, is attached as Exhibit 99.1 hereto. A copy of the Complaint Requesting Fast Track Processing and Emergency Request for Order Preserving Jurisdiction is attached as Exhibit 99.2 hereto.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not required

(b)	Pro forma financial information.

Not required

(c)	Exhibit.

99.1	Sierra Pacific Resources- Press Release issued October 6, 2003

99.2	Complaint Requesting Fast Track Processing and Emergency Request for Order Preserving Jurisdiction

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: October 7, 2003	By: /s/ John E. Brown

John E. Brown Vice President, Controller

Nevada Power Company (Registrant)

Date: October 7, 2003	By: /s/ John E. Brown

John E. Brown Vice President, Controller

Sierra Pacific Power Company (Registrant)

Date: October 7, 2003	By: /s/ John E. Brown

John E. Brown Vice President, Controller

Exhibit Index

Exhibit 99.1	Sierra Pacific Resources- Press Release issued October 6, 2003.

Exhibit 99.2	Complaint Requesting Fast Track Processing and Emergency Request for Order Preserving Jurisdiction